Exhibit 10.2

TERMINATION OF THE ASSIGNMENT AGREEMENT

This document terminates the ASSIGNMENT AGREEMENT ("Agreement") dated the 29th day of October 2021 and the amendment thereto.

Please reference the signed Assignment Agreement dated October 29th, 2021 and the Amendment of the Assignment Agreement for terms and definitions.

IN WITNESS WHEREOF, we have executed this Termination Agreement as of the date first written above.

AMERI METRO, INC.

By: /s/ Robert Choiniere

Name: Robert Choiniere

Title: Chief Financial Officer

MALIBU HOMES, INC.

By: /s/ Shah Mathias

Name: Shah Mathias

Title: CEO and Controlling Shareholder